EXHIBIT 10.4

EXECUTION COPY

International Paper Company

          6775 Lenox Center Court, Suite 4037

Memphis, TN 38115-4428

November 3, 2006

Resource Management Service, LLC

P.O. Box 380757

Birmingham, AL 35238

Amendment to Purchase Agreement

We refer to the (i) Amended and Restated Purchase Agreement, dated as of May 26, 2006 (the “Purchase Agreement”), among Red Mountain Timberlands LLC, Forest Investment Associates L.P., Red Mountain Investments LLC, FIA Investments LLC, RMS Timberlands LLC, RMS Texas Timberlands I LP, Red Mountain Operations LLC, International Paper Company and the other selling parties listed on Schedule A thereto and (ii) the International Paper Company Seller’s Disclosure Letter delivered on April 4, 2006 (the “Disclosure Letter”). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Purchase Agreement.

This letter confirms our agreement that:

(a) Section 2.3(a)(i) of the Purchase Agreement is amended by replacing the first two lines of such Section 2.3(a)(i) with the following text:

“Not later than January 5, 2007, Seller shall provide to the Buyer Representative a harvest report (the “Harvest Statement”) certifying the”

(b) Any acreage adjustments to the Purchase Price under Section 2.3(d) of the Purchase Agreement shall be made without duplication of the adjustments previously made to the Purchase Price as set forth on Annex A hereto.

(c) Section 3.4 of the Purchase Agreement shall be replaced in its entirety by the following text:

“Costs and Expenses.

Each Party shall be responsible for its own attorneys’ fees and expenses. The Selling Parties shall prepare the Deeds at the Selling Parties’ expense. Selling Parties and

Buyer Parents shall allocate other closing costs in accordance with Annex B hereto. Buyer Parents shall be responsible for any recapture, reassessment, roll-back Taxes or changes in Tax assessments in respect of the Purchased Assets that may become due and payable after the Closing caused by any action or inaction of any Buying Party with respect to the removal of the Purchased Assets after the Closing from their present classifications, or changes in use after the Closing. The Selling Parties’ shall pay all sales, use, excise, documentary, stamp duty, registration, transfer, conveyance, economic interest transfer and other similar Taxes related to the conveyance of the Purchased Assets (including the Timber Entity Assets) from the Selling Parties to the Buying Parties arising in connection with the transactions contemplated by this Agreement (collectively, together with any penalties and interest related to any underpayment thereof, “Transfer Taxes”), and shall timely prepare and file Tax Returns in respect of such Transfer Taxes with the applicable Tax Authority. The Buyer Parents collectively, on the one hand, and the Selling Parties, on the other hand, shall bear one-half of the costs incurred by the Parties with respect to any dispute resolution conducted pursuant to Section 9.5 hereof. Each of the Buyer Parents, on the one hand, and the Selling Parties, on the other hand, shall pay one-half of all filing fees incurred with respect to all filings made under the HSR Act in connection with this Agreement. All other costs shall be paid by the Party incurring such costs.”

(d) The list of Information Technology Purchased Personal Assets set forth in Section 1.1(h)(i) of the Disclosure Letter shall be replaced by Annex C and Annex D hereto.

(e) Section 11.1(b) of the Disclosure Letter shall be replaced by the revised Section 11.1(b) attached as Annex E hereto.

(f) Section 13.5(d) of the Disclosure Letter shall be replaced by the revised Section 13.5(d) attached as Annex F hereto.

(g) Section 16.1 of the Purchase Agreement shall be amended by deleting the word “Virginia” from clauses (i), (ii), (iii) and (iv) of the definition of “Reserved Mineral and Gas Rights” and the from the definition of “Subsurface Geosequestration Rights” contained therein and by replacing the definition of “Transfer Taxes” in its entirety with the following text: “Transfer Taxes” has the meaning specified in Section 3.4.”

(h) The following new Sections 2.6, 5.10 and 10.13 shall be added to, and deemed a part of, the Purchase Agreement:

“Section 2.6 Certain Events.

Seller acknowledges that the tax-exempt equity investors in the Buying Parties could be subject to material taxes under Section 4965 of the Code if any of the transactions contemplated by this Agreement is a “listed transaction” within the meaning of Treasury Regulation §1.6011-4 (a “Listed Transaction”). Both Seller and the Buying Parties have independently determined that, as of the date hereof, none of the transactions contemplated by this Agreement should be treated as a Listed Transaction. If, prior to Closing, the Buying Parties deliver to Seller an opinion of Sutherland Asbill & Brennan LLP (“Sutherland”), counsel to the Buying Parties, in form and substance reasonably satisfactory to Seller, to the effect that, as a result of a designation or other official administrative action by the Internal Revenue Service subsequent to the date hereof, (i) any of the transactions contemplated by this Agreement should be treated as a Listed Transaction and (ii) the Buying Parties should be treated as parties thereto within the meaning of Section 4965 of the Code, then: (i) the parties shall cooperate in good faith to restructure the transactions contemplated by this Agreement so that, (A) in the opinion of both Sutherland and Debevoise & Plimpton LLP or other outside tax counsel to Seller (“Seller Counsel”), none of such transactions should be considered a Listed Transaction to which the Buying Parties are parties within the meaning of Section 4965 of the Code, and (B) in the opinion of Seller Counsel, such transactions shall be treated as an installment sale described in Section 453 of the Code; and (ii) in the event that the parties are unable following a reasonable period of time to restructure the transactions contemplated by this Agreement as described in the preceding clause (i), then, at the option of Seller, (x) this Agreement shall be terminated and the transactions contemplated hereby shall be abandoned, with the effects described in Section 14.2, or (y) this Agreement shall not be terminated, the entire amount of the Purchase Price shall be payable in cash, and the Pre-Adjustment Purchase Price shall be increased to $5,041,000,000 (with all necessary modifications to this Agreement being made to reflect such changes). If, prior to the completion by Seller of the transactions contemplated by Section 10.13, any such transaction is designated as a Listed Transaction prior to Seller completing such transaction, Seller will consult in good faith with the Buying Parties to discuss alternatives to such transaction that would be mutually acceptable.

Section 5.11 Reportable Transaction.

Seller has not entered into, in connection with any of the transactions contemplated by this Agreement, any “confidential transaction” or “transaction with contractual protection” (in each case, within the meaning of Treasury Regulation §1.6011-4).

Section 10.15 Reportable Transaction.

Seller will not enter into, in connection with any of the transactions contemplated by this Agreement, any “confidential transaction” or “transaction with contractual protection” (in each case, within the meaning of Treasury Regulation §1.6011-4). Seller will not treat any of the transactions contemplated by this Agreement as a Listed Transaction and will not enter into, in connection with any of the transactions contemplated by this Agreement, any Listed Transaction (in each case, within the meaning of Treasury Regulation §1.6011-4, but excluding any transaction which is designated as a Listed Transaction after the date hereof).

(i) Section 1(e) of the form of Pulpwood Supply Agreement, attached as Exhibit G-1 to the Purchase Agreement, shall be amended so that the definition of Delivery Point shall read in its entirety as follows: “Delivery Point” means the location at which the Wood is delivered by SELLER, as shall be designated by BUYER in BUYER’S sole discretion; provided, however, that BUYER shall not designate a Delivery Point other than a facility, yard or location owned or leased by BUYER, or supplied by BUYER under a supply arrangement preexisting as of the date of this Contract, unless the delivery of Wood to such other Delivery Point is reasonably related to BUYER’S procurement activities for facilities owned, leased or supplied by BUYER.

(j) Section 9(c) of the form of Pulpwood Supply Agreement, attached as Exhibit G-1 to the Purchase Agreement, shall be amended so that clause (ii) of the first sentence thereof shall read in its entirety as follows: “(ii) transfer all of its rights and obligations under this Contract relative to the Wood Reduction, together with the ownership of a Mill, provided such transferee (“New Buyer”) (x) has the financial and operational resources and capacity to operate the Mill and to meet the obligations of BUYER hereunder and (y) assumes in writing all of BUYER’S duties and obligations hereunder arising after such transfer.”

(k) Section 9(c) of the form of Log Supply Agreement, attached as Exhibit G-2 to the Purchase Agreement, shall be amended so that clause (ii) of the first sentence thereof shall read in its entirety as follows: “(ii) transfer all of its rights and obligations under this Contract relative to the Logs Reduction, together with the ownership of a Mill, provided such transferee (“New Buyer”) (x) has the financial and operational resources and capacity to operate the Mill and to meet the obligations of BUYER hereunder and (y) assumes in writing all of BUYER’S duties and obligations hereunder arising after such transfer.”

(l) Section 3.2(i) of each of the forms of Pulpwood Support Agreement, attached as Exhibit G-3 and Exhibit G-4 to the Purchase Agreement, shall be amended to read in its entirety as follows: “In addition to the Transfers described in subparagraphs (a) through (h) above, which do not require the consent of IP, Landowner may Transfer Timberlands with the consent of IP, which, except as provided in Section 3.3, may be granted or withheld in IP’s sole discretion.”

(m) Section 3.3 of each of the forms of Pulpwood Support Agreement, attached as Exhibit G-3 and Exhibit G-4 to the Purchase Agreement, shall be amended so that the first introductory sentence thereof shall read in its entirety as follows: “Consent. With respect to the consent of IP required in subparagraph 3.2(i) in the case of a Transfer of Timberlands that is not described in subparagraphs 3.2(a) through 3.2(h), IP shall consent to a Transfer that meets all the following conditions:”

(n) Section 1(b) of the form of Log Supply Agreement, attached as Exhibit G-2 to the Purchase Agreement, shall be amended so that the definition of “Delivery Point” shall read in its entirety as follows: “Delivery Point” means the location at which Logs are delivered by SELLER, as shall be designated by BUYER in BUYER’S sole discretion; provided, that BUYER shall not designate a Delivery Point other than a facility, yard or location owned or leased by BUYER, or supplied by BUYER under a supply arrangement preexisting as of the date of this Contract, unless the delivery of Logs to such other Delivery Point is reasonably related to BUYER’S procurement activities for facilities owned, leased or supplied by BUYER.

(o) Section 3.2(f) of each of the forms of Log Support Agreement, attached as Exhibit G-5 and Exhibit G-6 to the Purchase Agreement, shall be amended to read in its entirety as follows: “In addition to the Transfers described in subparagraphs (a) through (e) above, which do not require the consent of IP, Landowner may Transfer Timberlands with the consent of IP, which, except as provided in Section 3.3, may be granted or withheld in IP’s sole discretion.”

(p) Section 3.3 of each of the forms of Log Support Agreement, attached as Exhibit G-5 and Exhibit G-6 to the Purchase Agreement, shall be amended so that of the first introductory sentence thereof shall read in its entirety as follows: “Consent. With respect to the consent of IP required in subparagraph 3.2(f) in the case of a Transfer of Timberlands that is not described in subparagraphs 3.2(a) through 3.2(e), IP shall consent to a Transfer that meets all the following conditions:”

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Please acknowledge your agreement with the foregoing by countersigning this letter agreement in the space provided below, whereupon it will be a binding agreement between us. This letter agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts will together constitute one instrument.

INTERNATIONAL PAPER COMPANY

By:	/s/ Jill Witter
Name:	Jill Witter
Title:	Assistant Secretary

Acknowledged and agreed as of the date first written above:

Resource Management Service, LLC as Buyer Representative

By:	/s/ Ed Sweeten
Name:	Ed Sweeten
Title:	Vice President

Red Mountain Timberlands LLC, a Delaware limited liability company

By:	/s/ Ed Sweeten
Name:	Ed Sweeten
Title:	Vice President

Acknowledged and agreed as of the date first written above:

FIA PARTIES:

Forest Investments Associates L.P., a Delaware limited partnership

By:	Forest Investment Associates, Inc., its General Partner

By:	/s/ V. Scott Bond
Name:	V. Scott Bond
Title:	Vice President

FIATP Parent LLC, a Delaware limited liability company

By:	/s/ V. Scott Bond
Name:	V. Scott Bond
Title:	Vice President

FIATP SSF Parent LLC, a Delaware limited liability company

By:	/s/ V. Scott Bond
Name:	V. Scott Bond
Title:	Vice President

PH Parent LLC, a Delaware limited liability company

By:	/s/ V. Scott Bond
Name:	V. Scott Bond
Title:	Vice President

Erie Parent LLC, a Delaware limited liability company

By:	/s/ V. Scott Bond
Name:	V. Scott Bond
Title:	Vice President

Westervelt Parent LLC, a Delaware limited liability company

By:	/s/ V. Scott Bond
Name:	V. Scott Bond
Title:	Vice President

CIM Parent LLC, a Delaware limited liability company

By:	/s/ V. Scott Bond
Name:	V. Scott Bond
Title:	Vice President

Central Georgia Parent LLC, a Delaware limited liability company

By:	/s/ V. Scott Bond
Name:	V. Scott Bond
Title:	Vice President

Acknowledged and agreed as of the date first written above:

GMO PARTIES:

GMO Threshold Timber Buyer Parent LLC, a Delaware limited liability company

By:	GMO Threshold Timber LLC, its Manager

By:	Renewable Resources, LLC, its Manager

By:	/s/ Eva Greger
Name:	Eva Greger
Title:	Managing Director

GMO Threshold Buyer Parent II LLC, a Delaware limited liability company

By:	GMO Threshold Timber LLC, its Manager

By:	Renewable Resources, LLC, its Manager

By:	/s/ Eva Greger
Name:	Eva Greger
Title:	Managing Director

Acknowledged and agreed as of the date first written above:

GRIFFITH PARTIES:

/s/ Benjamin W. Griffith, III
Benjamin W. Griffith, III

Abbeville Timberlands, LLC, a South Carolina limited liability company

By:	/s/ Benjamin W. Griffith, III
Benjamin W. Griffith, III, Manager

Ogeechee River Timberlands, LLC, a Georgia limited liability company

By:	/s/ Benjamin W. Griffith, III
Benjamin W. Griffith, III, Manager

Southern Pine Plantations of Georgia, Inc., a Georgia corporation

By:	/s/ Benjamin W. Griffith, III
Benjamin W. Griffith, III, President

Ten Governors Timberlands, LLC, a South Carolina limited liability company

By:	/s/ Benjamin W. Griffith, III
Benjamin W. Griffith, III, Manager

Acknowledged and agreed as of the date first written above:

WARE PARTIES:

/s/ Holland M. Ware
Holland M. Ware

AJW Timberlands, LLC, a Georgia limited liability company

By:	/s/ Holland M. Ware
Holland M. Ware, its Attorney-in-Fact

GJW Timberlands, LLC, a Georgia limited liability company

By:	/s/ Holland M. Ware
Holland M. Ware, its Attorney-in-Fact

HMW Timberlands, LLC, a South Carolina limited liability company

By:	/s/ Holland M. Ware
Holland M. Ware, Authorized Signor

St. Regis Paper Company, LLC, a Georgia limited liability company

By:	/s/ Holland M. Ware
Holland M. Ware, Manager

St. Regis Timberlands, LLC, a South Carolina limited liability company

By:	/s/ Holland M. Ware
Holland M. Ware, Manager

This following schedules have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of these schedules will be furnished supplementally to the Securities and Exchange Commission upon request.

Annex A	–	Acreage Adjustments
Annex B	–	Expense Obligations
Annex C	-	Disclosure Letter Section 1.1(h)(i)—Information Technology Purchased and Personal Property Assets
Annex D	-	Disclosure Letter Section 1.1(h)(i)—Information Technology Purchased and Personal Property Assets
Annex E	-	Disclosure Letter Section 11.1(b)—Human Resources Matters
Annex F	-	Disclosure Letter Section 13.5(d) - Adverse Environmental Carveouts